SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2003




                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       000-49781                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K is filed as a part of this Report.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.


Date: February 24, 2003                      /s/ John S. Shropshire
                                           ----------------------
                                               John S. Shropshire
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

Date: February 24, 2003                      /s/ Ben A. New
                                           ------------------------
                                               Ben A. New
                                               Vice-President; Controller
                                               (Principal Financial and
                                               Accounting Officer)


                                    EXHIBITS

99(a) Registrant's February 24,2003 Press Release regarding earnings for third quarter 2002.

                                                                  EXHIBIT 99(a)
NEWS RELEASE to Lexington Herald-Leader
By John S. Shropshire, Chairman, President & CEO


First Security Bancorp, Inc., the parent of First Security Bank of Lexington, announced its financial results for the fourth quarter and full year ended December 31, 2002.

Net income for the three months ended December 31, 2002 was $93,000, or $0.06 per share (on a fully diluted basis), compared to $120,000, or $0.08 per share for the quarter ended December 31, 2001, a year ago. For the year ended December 31, 2002, net income was up 2.7% from the prior year at $1,050,000, or $0.69 per share, compared to $1,022,000, or $0.69 per share for the year ended December 31, 2001.

Earnings for the current quarter compared to a year ago were affected by gains on the sale of securities, added costs for facilities and personnel, and an additional $684,000 in the loan loss provision. Earnings for the year ended December 31, 2002 were affected by an additional $1,025,000 in the loan loss provision, gains of $660,000 on sale of securities, costs associated with new facilities and additional personnel, and an increase in the tax expense of $254,000, as compared to 2001.

Total assets were $231.1 million, a 14.3% increase from $202.2 million at December 31, 2001. Deposits increased by 12.0% from $168.7 million at December 31, 2001, to $188.9 million at December 31, 2002. Net loans increased from $150.9 million at December 31, 2001 to $168.4 million at December 31, 2002, an increase of 11.6%.